House Joint Resolution HJR 459 & 456

arc-sos.state.al.us/cgi/actdetail.mbr/detail?page=act&year=1993&act=399

Addons Store | Amazon.com | eBay | Walmart.com | Facebook | YouTube | Priceline.com | Booking.com | Getting Started

Alabama Secretary of State

SOS Office | Elections | Services | Records | Contact



Legislative Acts
Home > Government Records > Legislative Acts

ACT NUMBER 1993 - 399	
Bill Number	HJR - 459
Session Type	Regular
Category	Resolution

Senate Joint Resolution R56.

arc-sos.state.al.us/cgi/actdetail.mbr/detail?page=act&year=2007&act=506

Addons Store | Amazon.com | eBay | Walmart.com | Facebook | YouTube | Priceline.com | Booking.com | Getting Started

Alabama Secretary of State

SOS Office | Elections | Services | Records | Contact



Legislative Acts
Home > Government Records > Legislative Acts

ACT NUMBER 2007 - 506	
Bill Number	SJR - 56
Session Type	Regular
Category	Resolution